UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2022

Zymeworks Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41535	88-3099146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Patriot Drive, Suite A Middletown, Delaware	19709
(Address of principal executive offices)	(Zip Code)

(302) 274-8744

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	ZYME	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On October 13, 2022, Zymeworks Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission a prospectus supplement dated October 13, 2022 (the “Prospectus Supplement”) to its prospectus dated October 1, 2021, which was included in the automatic shelf registration statement on Form S-3 (Registration No. 333-232592) filed by the Company’s predecessor, Zymeworks BC Inc. (formerly known as Zymeworks Inc.), or Legacy Zymeworks, and assumed by the Company in connection with the previously reported redomicile transactions completed on October 13, 2022 pursuant to which the Company became the ultimate parent company of Legacy Zymeworks (the “Redomicile Transactions”). The Prospectus Supplement relates to the issuance, from time to time, of up to 6,218,757 shares of the Company’s common stock consisting of:

•

up to 1,424,533 shares of common stock issuable upon the exchange of exchangeable shares in the capital of Zymeworks ExchangeCo Ltd., a company existing under the laws of British Columbia and the Company’s indirect subsidiary, which issued the exchangeable shares to certain shareholders of Legacy Zymeworks in connection with the Redomicile Transactions; and

•

up to 4,794,224 shares of common stock issuable upon the exercise of pre-funded warrants that were originally issued by Legacy Zymeworks and assumed by the Company in connection with the Redomicile Transactions.

A copy of the opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, relating to the legality of the shares of common stock covered by the Prospectus Supplement is attached as Exhibit 5.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.

23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded as Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZYMEWORKS INC.
(Registrant)

Date: October 13, 2022	By:	/s/ Neil A. Klompas
	Name: Title:	Neil A. Klompas President and Chief Operating Officer

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